*THE PORTIONS OF THIS EXHIBIT WHICH ARE MARKED WITH AN ASTERISK HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                      EXHIBIT 10.32

                                   ENGINEERING
                               SERVICES AGREEMENT

PROJECT: 110 MGY Ethanol Production Facility
         Council Bluffs, Iowa

THIS AGREEMENT is made effective the 17th day of November, 2006 by and between
Southwest Iowa Renewable Energy, LLC, ("SIRE" or "Owner") and HGM Associates,
Inc, ("Engineer").

                                   BACKGROUND

SIRE contracted separately with ICM, Inc., a Kansas corporation, to design and construct a 110 MGY dry mill fuel-grade ethanol plant to be located in or near
Council Bluffs, Iowa ("Design-Build Agreement"). The Design-Build Agreement
requires SIRE to design and construct certain aspects of the completed project, a summary of the responsibilities and scope of work between ICM and SIRE is attached as Exhibit A. SIRE selected and Engineer agreed to provide professional engineering services in the development, design, and construction of certain components of the ethanol plant.

                                    AGREEMENT

SIRE and Engineer agree as follows:

1.   ENGINEER'S SERVICES

SIRE agrees to employ Engineer and Engineer agrees to provide professional design services for the development, design, and construction of the ethanol plant, all as more particularly described and set forth in Exhibit B ("Scope of
Services").

2.   STANDARD OF CARE

Engineer shall perform the services required by this Agreement in a manner consistent with that degree of care and skill ordinarily exercised by members of the same profession currently practicing under similar circumstances.

3.   COOPERATION WITH ICM

Engineer agrees to coordinate its services with ICM and all other consultants or contractors retained by SIRE. Engineer shall not be responsible for the acts or omissions of the Owner, ICM, the Owner's other consultants, any contractor or subcontractor performing work on the Project, or any agents or employees of any of the foregoing.

4.   BID PACKAGES

The Owner anticipates that the Project will be constructed in multiple bid packages. Engineer agrees to perform its services to allow for the preparation of multiple bid packages.

5.   TIME OF COMMENCEMENT AND PERIOD OF SERVICE

Engineer's services under this Agreement shall begin immediately upon execution of this Agreement. Engineer's services shall be performed as expeditiously as is consistent with professional skill and care

and the orderly progress of the Project. Unless this agreement is terminated,
Engineer shall provide services until the Project is completed.

6.   COMPENSATION

     a.   Fee. SIRE agrees to pay Engineer for the services performed pursuant to paragraph 1 (exclusive of reimbursable expenses), the amount set forth in Exhibit B - Scope of Services.

     b.   Reimbursable Expenses. In addition, SIRE agrees to pay Engineer direct non-salary expenses (reimbursable expenses), which include travel expenses (airfare, hotels, meals, etc. for travel outside of the
          Council Bluffs area); reproduction costs and computer plots; postage, express mail, courier services, and handling of drawings, renderings, artwork, models, photography, and other deliverables; and
          long-distance telephone calls and facsimile. Reimbursables shall be billed at 1.0 times actual cost. Reimbursable expenses shall not include the expense of computer-aided design, electronic file distribution, and drafting equipment. The estimated budget for reimbursable expenses is $1,300.

     c.   Previous Payments. All fees paid to Engineer before the execution of this Agreement shall be applied to and credited against the fees set forth in paragraph 6.a above.

     7.   PAYMENT

SIRE agrees to make monthly payments to Engineer based on the percentage completion of each phase of the services.

Engineer shall, on or about the tenth day of each month, submit to SIRE an itemized statement of the preceding month's services with all information necessary to substantiate payment including a detailed description of the work performed, a list of all professionals who devoted time to the work, and a description of the percentage complete of each phase of the work. Engineer's statement shall designate the balance remaining in the fixed compensation amount per phase. Where a limit of hours or person-days included in the guaranteed maximum fee has been established for a specific service, Engineer's statement shall designate the hours or person-days included in the billed/invoiced fees and the remaining hours or person-days to be billed. Engineer shall also submit supporting documentation for any reimbursable expenses. SIRE agrees to make payment within thirty (30) days of the timely receipt of an invoice and necessary information. Interest charges for late payment shall be applied at the rate of 12% per year for all unpaid balances due over 45 days.

8.   ADDITIONAL SERVICES

SIRE reserves the right to authorize Engineer to perform services in addition to those  services  listed in paragraph 1 and Exhibit B. Such  additional  services shall be performed  only if  authorized  by SIRE in writing.  In such event SIRE shall pay to Engineer  compensation  based on Engineer's normal hourly rates for time actually and  necessarily  devoted to services  rendered in completing  the additional services or shall negotiate an agreed upon fixed amount or guaranteed maximum amount to perform such additional services.  Engineer's rate schedule is attached as Exhibit C.

9.   INDEPENDENT CONTRACTOR

Engineer shall be an independent contractor with respect to performance of their work. Neither Engineer nor its employees shall be deemed to be a servant, employee, partner, or joint venturer of SIRE. Engineer shall be solely responsible for, and shall have control over, the means and details of performing the

services required by this Agreement. Engineer is solely responsible for payment of wages, salaries, fringe benefits, and other compensation to Engineer's employees. Engineer will indemnify, hold harmless and defend SIRE and its employees, and agents, without limitation and including attorneys' fees, relating to payment of taxes and benefits and any failure of Engineer to comply with workers' compensation laws.

10.   OWNERSHIP AND USE OF DOCUMENTS

Engineer shall own all reports, plans, specifications, field data, field notes, laboratory test data, calculations, estimates, and other documents prepared by
Engineer ("Instruments of Service") pursuant to this Agreement. Engineer shall retain these records for a period of ten (10) years, during which period, they will be made available to SIRE at all reasonable times. Engineer shall provide
SIRE a copy of the Instruments of Service for information and reference in connection with the Project. SIRE is permitted to use the Instruments of Service for construction of the Project and for any other purpose in connection with the
Project, including without limitation, the completion of additions, modifications, maintenance, repairs, renovations, or alterations to the Project.
Such Instruments of Service are not intended or represented to be suitable for reuse by SIRE or others on other projects. Any such reuse will be at SIRE's sole risk and without liability or legal exposure to Engineer or Engineer's subconsultants. If Engineer is in default under this Agreement, the Instruments of Service may be used by SIRE for completion of the work by others, upon payment of such sums as required under paragraph 16, below.

11.  CADD/ELECTRONIC FILES

In accepting and using any drawings, reports and data or any form of electronic media generated by Engineer, SIRE agrees that all such electronic files are
Instruments of Service. SIRE agrees to waive all claims against Engineer resulting in any way from any unauthorized changes to, or reuse of, the electronic files for any projects by anyone other than Engineer. In the event of a conflict between printed hard copy documents signed and sealed by Engineer and electronic files, the hard copy documents shall govern.

12.  PLAN REVISIONS

If, after any plans or specifications are completed on any portion of the
Project and are approved by SIRE and other necessary agencies, Engineer is required to change such plans and specifications because of changes made or ordered by SIRE, then Engineer shall receive additional compensation for such changes. Fees for these changes will be computed on an hourly basis in accordance with the rate schedule attached as Exhibit C. SIRE's review and approval of any plans, specifications, or other documents shall be for general compliance with the Project and not a professional review. SIRE's review and approval of any plans, specifications, or other documents shall not limit or restrict Engineer's responsibility for its work.

13.  PERSONNEL

     a.   All of the services required in this Agreement will be performed by
          Engineer or under its supervision and all personnel engaged in the work shall be fully qualified and shall be licensed, authorized, or permitted under State and Local law to perform such services. Engineer further represents that Engineer is duly authorized, licensed, or certified to provide professional engineering and/or land surveying services under Iowa law.

     b.   None of the work or services covered by this Agreement shall be subcontracted without the prior written approval of SIRE. Any work or services subcontracted shall be specified by written contract or
          Agreement and shall be subject to each provision of this Agreement.

     c.   The Engineer's Authorized Representative for the Project is Terry L.
          Smith, PE or a successor to be designated in writing, subject to the
          Owner's prior written approval.

     d.   The following firms are approved as consultants to Engineer:

         (1)      N/A.

14.  PROPRIETARY INFORMATION

This Agreement creates a confidential relationship between Engineer and SIRE.
Engineer acknowledges that while performing this Agreement it will have access to confidential information, including but not limited to services or planned services, suppliers, data, financial information, processes, methods, designs, knowledge, ideas, marketing promotions, current or planned activities, and other information relating to the design, development, construction, and operation of the ethanol production facility, including information received from or prepared by ICM ("Proprietary Information"). Except as authorized in writing by SIRE,
Engineer agrees to keep all Proprietary Information confidential. Engineer may only make copies of Proprietary Information necessary for performing Engineer's services. Upon cessation of services, termination or expiration of this
Agreement, or upon SIRE's request, whichever is earlier, Engineer will return to
SIRE all such information and all documents, data and other materials in
Engineer's control that contain or relate to such Proprietary Information.

15.  INFORMATION FURNISHED BY CLIENT

SIRE shall be responsible for and Engineer may rely upon the accuracy and completeness of all requirements, programs, instructions, reports, data and other information furnished by SIRE to Engineer pursuant to this Agreement.
Subject to the confidentiality requirements of paragraph 14 above, Engineer may use such requirements, programs, instructions, reports, data and information in performing or furnishing services under this Agreement.

16.  TERMINATION OF CONTRACT

     a.   Termination of Contract for Cause

          If, through any cause, either party shall fail to fulfill in a timely and proper manner its obligations under this Agreement, or if either party shall violate any of the covenants, agreements, or stipulations of this Agreement, the other party shall have the right to terminate this Agreement by giving written notice of such termination and specifying the effective termination date, at least fourteen (14) days before the effective date of such termination. SIRE's failure to make payments to Engineer in accordance with this agreement shall be considered substantial nonperformance and cause for termination or, at
          Engineer's option, cause of suspension of services. In the event of suspension of services, Engineer shall have no liability to the Owner for delay or damage caused the Owner because of such suspension of services. Engineer shall not terminate or suspend its services as a result of a good faith dispute of payment. If this Agreement is terminated during the progress of work, Engineer shall be paid for services rendered up to the termination date, and shall be entitled to no other compensation.

     b.   Termination for Convenience of SIRE

          SIRE may terminate this Agreement at any time, for any reason without cause, by giving at least thirty (30) days notice in writing to
          Engineer. If the Agreement is terminated by SIRE, Engineer shall be paid for services rendered up to the termination date, and shall not be entitled to any consequential, loss of profits, or other damages.

     c.   In the event this Agreement is terminated, all finished or unfinished documents, data, studies, surveys, drawings, maps, models, photographs and reports prepared by Engineer, under this Agreement shall be delivered to SIRE. However, SIRE understands that Engineer cannot be responsible for the accuracy, completeness or workability of such documents prepared by Engineer if used, changed or completed by another party. Any such reuse will be at SIRE's sole risk and without liability or legal exposure to Engineer or Engineer's subconsultants.

17.  INDEMNIFICATION

          To the fullest extent allowed by law, Engineer shall indemnify, hold harmless and defend SIRE and its officers, directors, agents, employees, successors, affiliated and permitted assignees, from and against all losses, claims, liabilities, injuries, damages, including reasonable attorney's fees, made by third parties arising out of or in connection with (i) Engineer's errors, omissions, willful or negligent acts; (ii) violation of applicable laws; or (iii) any breach of this
          Agreement.

18.  LIMITATION OF LIABILITY

SIRE agrees to limit Engineer's liability to SIRE on the project due to
Engineer's negligent professional acts, errors or omissions, such that the total aggregate liability of Engineer shall not exceed the greater of the Engineer's total fee or $250,000. Provided, however, that this limitation shall not apply to limit or restrict available insurance nor shall it apply to Engineer's indemnification obligation set forth in paragraph 17.

19.  CONSTRUCTION STAKING

The fees Engineer receives for construction staking are not commensurate with the potential risk. SIRE, therefore, agrees to require contractors to check the location of all construction stakes place by Engineer. SIRE further agrees to limit liability of Engineer for construction staking services such that the total liability of the Engineer shall not exceed the Engineer's fees for the particular service or $50,000, which ever is greater. Provided, however, that this limitation shall not apply to limit or restrict available insurance nor shall it apply to Engineer's indemnification obligation set forth in paragraph
17.

20.  OPINION OF PROBABLE CONSTRUCTION COST

Opinions of probable construction costs and detailed cost estimates prepared by the Engineer represent his/her best judgment as a design professional familiar with the construction industry. It is recognized, however, that the Engineer has no control over the cost of labor, materials or equipment, over the Contractor's methods of determining bid prices or over competitive bidding or market conditions. Accordingly, Engineer makes no warranty, express or implied, that the bids or the negotiated cost of the work will not vary form Engineer's opinion of probable construction costs.

21.  CONTRACTOR'S WORK

Engineer shall not be responsible for contractor's means, methods, techniques, sequences or procedures of construction, or the safety precautions an programs incident thereto and the Engineer shall not be responsible for the contractor's failure to perform the work in accordance with the Contract Documents.

22.  JOBSITE SAFETY

The contractor shall be solely responsible for jobsite safety.

23.  HAZARDOUS MATERIALS

SIRE agrees that Engineer's scope of services does not include any services related to the presence of any asbestos, fungi, bacteria, mold or hazardous or toxic materials. Should it become known to Engineer that such materials may be present on or adjacent to the jobsite, Engineer may, without liability for any damages, suspend performance under this agreement, until SIRE takes appropriate action to remove or abate such materials. SIRE further agrees, notwithstanding any other provision of this Agreement, to the fullest extent permitted by laws, to indemnify and hold harmless Engineer, its officers, partners, employees and subconsultants (collectively Engineer) from and against any and all claims, suits, demands, liabilities, losses, damages or costs, including reasonable attorney' fees and defense costs arising out of or in any way connected with the detection, presence, handling, removal, abatement, or disposal of any asbestos, fungi, bacteria, mold hazardous or toxic substances, or products or materials that exist on, about or adjacent to the project site, whether liability arises under breach of contract or warranty, tort, including negligence, strict liability or statutory liability or any other cause of action, except for the negligence or willful misconduct of Engineer.

24.  INSURANCE

Engineer shall furnish and maintain during the term of this Agreement adequate insurance with the following minimum limits of liability: General Liability -
$1,000,000 each occurrence, $1,000,00 annual general aggregate, Auto -
$1,000,000, Workers' Compensation - statutory limits, and Professional Liability
(errors and omissions) - $2,000,000 each claim, $2,000,000 annual aggregate;
Umbrella (excess) Liability Insurance, $1,000,000 per occurrence, $1,000,000 annual aggregate. Upon request, Engineer shall provide SIRE proof of such insurance with certificates showing type, amount, class of operations covered, effective dates, and dates of expiration.

25.  DISPUTE RESOLUTION

The parties will attempt in good faith to resolve through negotiation any dispute, claim, or controversy arising out of or relating to this Agreement. If the dispute is not resolved by these negotiations, the dispute will be submitted to mediation. Except as provided herein, no civil action or arbitration, with respect to any dispute, claim, or controversy arising out of or relating to this
Agreement may be commenced until the dispute has been submitted to mediation.
Any party may commence mediation by providing the other parties a written request for mediation, setting forth the subject of the dispute and the relief requested. The parties will cooperate with one another in selecting a mediator and in scheduling the mediation proceedings. The parties agree that they will participate in the mediation in good faith and will share equally in the cost of the mediation.

26.  SUCCESSORS AND ASSIGNMENTS

     a.   SIRE and Engineer are bound and the partners, successors, executors, administrators and legal representatives of SIRE and Engineer are bound to the other party to this Agreement and to the partners, successors, executors, administrators and legal representatives (and assigns) of such other party, in respect of all covenants, agreements and obligations in this Agreement.

     b.   Engineer shall assign, sublet or transfer any rights under or interest in (including, but without limitations, monies that may become due or monies that are due) this Agreement without the written consent of the other, except to the extent that any assignment, subletting or transfer is mandated by law or the effect of this limitation may be restricted by law. Unless specifically stated to the contrary in any written consent to an assignment, no assignment will release or discharge the assignor from any duty or responsibility under the
          Agreement. Nothing contained in this paragraph shall prevent Engineer from employing such independent associates and consultants, as
          Engineer may deem appropriate to assist in the performance of services.

27.  COMPLETE AGREEMENT

This Agreement constitutes the entire Agreement between SIRE and Engineer and supersedes all prior written or oral understandings. This Agreement may only be amended, supplemented, modified or canceled by a duly executed written instrument.

28.  GOVERNING LAW

This Agreement shall be governed by and construed according to the Iowa law. Any lawsuit  seeking to enforce  the terms of this  Agreement  or for breach of this
Agreement  shall be filed only in a court of competent  jurisdiction  located in
Iowa.

   This Agreement is entered into as of the day and year first written above.

OWNER:                                               ENGINEER:

SOUTHWEST IOWA RENEWABLE                    HGM ASSOCIATES INC.
ENERGY, LLC

By:      /s/ Karol King                     By:      /s/ Ronald N. Tekippe
         ------------------                          ---------------------

Name:    Karol King                         Name:    Ronald N. Tekippe

Title:   Chairman                           Title:   Vice President

Date:    11/27/06                           Date:    11/29/06

*PORTIONS OF THIS EXHIBIT A TO THE ENGINEERING SERVICES AGREEMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMISSION

                                   Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                   110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV 0
                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                    Design Basis     Estimate         Design      Construction                       Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
             Outside battery limits
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Rough Grading                                                                               The site including any storm water run-off
                                                                                                            retention system, will be rough graded to allow
                                                  Southwest         Southwest   Southwest         Southwest   final design site elevation plus or minus 2" and
                                                      Iowa           Iowa           Iowa           Iowa        to be performed by Southwest Iowa Renewable,
                                                  Renewable         Renewable   Renewable         Renewable           LLC (Southwest Iowa Renewable).
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Finish Grading                                                                               The site will be finish graded to accommodate
                                                                                                               surface drainage as required for ICM's design
                                                  Southwest         Southwest   Southwest         Southwest     and Southwest Iowa Renewable's design. All
                                                      Iowa           Iowa           Iowa           Iowa         seeding and landscaping to be provided and
                                                  Renewable         Renewable   Renewable         Renewable      installed by Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Erosion Control                                                                                 ICM will maintain dust control during
                                                                                                                construction for its construction, lay down and
                                                                                                                          office/parking areas.
                                                  Southwest         Southwest   Southwest         Southwest      Southwest Iowa Renewable will maintain
                                                      Iowa           Iowa           Iowa           Iowa             overall erosion control throughout the
                                                  Renewable         Renewable   Renewable         Renewable                       project.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                         Roads                                                                                 Southwest Iowa Renewable will design roads and
                                                                                                                  install a minimum of 12" of base rock for
                                                                                                           access roads with temsar geogrid and interior plant
                                                                                                                access roads and drives acceptable to ICM,
                                                                                                                 within 6" of any planned hard surface top
                                                                                                                    elevation, before the plant project
                                                                                                                  contruction begins.  ICM will use these
                                                                                                            roads for access during construction, will maintain
                                                  Southwest         Southwest   Southwest       Southwest   the roads through construction. Any required base above
                                                      Iowa           Iowa           Iowa          Iowa          this level and all final hard surfacing will
                                                  Renewable         Renewable   Renewable       Renewable          installed by Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                         Rail                                                                                Southwest Iowa Renewable will provide all rail
                                                 ICM/Southwes       Southwest      Southwest      Southwest   design and construction. ICM will provide input
                                                      t Iowa         Iowa            Iowa           Iowa     as to the rail spacing required for the grain
                                                  Renewable         Renewable   Renewable         Renewable           unloading & ethanol loadout.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                Sheet 1 of 12

                                   Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                   110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV 0
                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis    Estimate         Design      Construction                      Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                      Water Supply                   ICM                                                     ICM will provide the flow rate and quality basis
                                                                                                             for the process water to be routed to the battery
                                                                                                             limits.  Southwest Iowa Renewable will provide
                                                                                                               and install all necessary wells, waterlines,
                                                                                                              and appurtenances necessary to supply the water
                                                                                                              from its source to the firewater tank inlet
                                                                                                              piping. Southwest Iowa Renewable will make
                                                                                                               the necessary connection to the tank.
                                                                                                               ICM will provide all water piping from
                                                                                                               that point to the individual water usage
                                                                                                                      points within the battery
                                                                    Southwest   Southwest         Southwest   limits. Southwest Iowa Renewable will provide
                                                                     Iowa           Iowa           Iowa      potable and process water from its source to the
                                                                    Renewable   Renewable         Renewable  CO2 plant (if required) and the administration
                                                                                                                               building.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Natural Gas Supply                 ICM                                                       ICM will provide Southwest Iowa Renewable with
                                                                                                             the natural gas usage requirements for sizing of
                                                                                                                  the natural gas supply. Southwest Iowa
                                                                                                               Renewable is to install the natural gas supply
                                                                                                                  line routed to a location inside the
                                                                                                           battery limits specified by ICM, in the general area
                                                                    Southwest   Southwest       Southwest  of the RTO.  Southwest Iowa Renewable will install natural
                                                                      Iowa        Iowa             Iowa        gas line to any future CO2 plant (if required) and
                                                                    Renewable   Renewable        Renewable             the administration building.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Storm Drainage                     Southwest      Southwest   Southwest         Southwest      Southwest Iowa Renewable is to provide and
                                                     Iowa             Iowa           Iowa           Iowa    install storm drainage as part of rough grading
                                                     Renewable      Renewable   Renewable         Renewable                       package.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

Southwest Iowa Renewable Energy                    Sheet 2 of 12

                                   Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                   110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV 0
                  EXHIBIT A- Segregation of Responsibilities and Scope of Work between SIRE and 1CM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis     Estimate        Design     Construction                    Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Sanitary Sewer                                                                               Southwest Iowa Renewable will install and route
                                                                                                                 the sanitary sewer to locations inside the
                                                                                                               battery limits specified by ICM.  Southwest Iowa
                                                                                                             Renewable will run all on-site sanitary sewer
                                                                                                                  lines inside the battery limits to this ICM
                                                     Southwest     Southwest      Southwest      Southwest  specified location for tie in. Southwest Iowa Renewable
                                                      Iowa           Iowa          Iowa            Iowa       is responsible for the design and installation of
                                                     Renewable     Renewable      Renewable      Renewable     any Septic Systems and lift stations.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Process Sewer                                                                                Waste water from the process (cooling tower
                                                                                                                 blowdown, softner discharge, RO Reject,
                                                                                                               multimedia backwash) will be discharged from
                                                                                                                   the plant to the location specified in the
                                                      Southwest     Southwest      Southwest      Southwest  discharge permit, by Southwest Iowa Renewable All labor
                                                       Iowa           Iowa          Iowa             Iowa     and materials required to discharge these items
                                                      Renewable     Renewable      Renewable      Renewable   will be supplied and installed by Southwest Iowa
                                                                                                                                Renewable.
----------------------------------------------------------------------------------------------------------------------------------------------------------------
              Interconnecting Piperacks                ICM            ICM          ICM              ICM          ICM will design and construct interconnecting
                                                                                                                   pipe racks and piping within the battery
                                                                                                                   limits, including pipe racks to the ethanol
                                                                                                           storage area, ethanol loading area, ethanol loadout flare, the cooling tower and the process water tank. The
                                                                                                             CO2 line and pipe racks from the scrubber to any
                                                                                                             future CO2 plant, is to be provided by Southwest
                                                                                                                               Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

Southwest Iowa Renewable Energy                 Sheet 3 of 12

                                   Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                   110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV 0
                   EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Description                   Design Basis     Estimate         Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Steam Supply                                                                                     ICM will specify the required pressure,
                                                                                                              quality, flow rate and location for delivery of the
                                                                                                            steam supply to a point inside the battery limits.
                                                                                                                Southwest Iowa Renewable is responsible for
                                                                                                                 designing, providing, and installing all
                                                                                                         equipment and piping required to deliver continuous steam
                                                                                                              to the specified location. Southwest Iowa
                                                    Southwest      Southwest    Southwest        Southwest     Renewable is also responsible for designing,
                                                     Iowa           Iowa            Iowa           Iowa        providing, and installing all items required
                                                    Renewable      Renewable    Renewable        Renewable            for condensate return to MidAm.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              Administration Building               Southwest      Southwest    Southwest        Southwest      Southwest Iowa Renewable will be responsible
                                                     Iowa           Iowa            Iowa           Iowa          for the design and construction of the
                                                    Renewable      Renewable    Renewable        Renewable              administration building.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              Inside battery limits
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Rough Grading                                                                                     The site inside of the battery limits,
                                                                                                                     including drainage to any storm run-off
                                                                                                                     retention system, will be rough graded
                                                                                                                    prior to any plant project construction
                                                                                                             to allow for final design elevation to be performed
                                                                                                                by Southwest Iowa Renewable.  Southwest Iowa
                                                                                                             Renewable shall be responsible for all site grading
                                                                                                          to meet the allowable soil bearing pressures and acceptable minimum settlement requirements as specified
                                                                                                                    by the Engineer All rough grading and
                                                                                                                 compaction shall be inspected by a licensed
                                                                                                                  professional geotechnical firm and all test
                                                    Southwest      Southwest    Southwest        Southwest     results shall be forwarded to ICM immediately upon
                                                     Iowa           Iowa          Iowa             Iowa       completion. All testing procedures are to be pre-
                                                   Renewable       Renewable    Renewable        Renewable      approved by ICM, at it's sole discretion.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

      Southwest Iowa Renewable Energy                                   Sheet 4 of 12

                                   Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                   110 MMGPY
                                                                                   Date
                                                                                   06/09/06
                                                                                   REV
                                                                                   0

                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis     Estimate        Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Finish Grading                                                                                Southwest Iowa Renewable will design and
                                                                                                             perform finish grading to slope the grade within
                                                                                                              the battery limits to a storm water drainage
                                                                                                             system to be provided and installed by Southwest
                                                                                                             Iowa Renewable.  All final grading outside the
                                                                                                             battery limits will be designed and performed by
                                                     Southwest     Southwest      Southwest      Southwest   Southwest Iowa Renewable. All seeding and
                                                      Iowa           Iowa           Iowa           Iowa       landscaping will be provided and installed by
                                                     Renewable     Renewable      Renewable      Renewable               Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                      Roads                                                                                Southwest Iowa Renewable will design roads and drives and
                                                                                                            install a minimum of 12" of base rock with Tensar geo
                                                                                                             grid as part of the rough grade before construction
                                                                                                               begins. ICM will maintain the roads inside the
                                                                                                                battery limits and Southwest Iowa Renewable's
                                                                                                               access road during construction and restore the
                                                     Southwest     Southwest      Southwest      Southwest  base to within 2" of  previous grade. All required base
                                                      Iowa           Iowa           Iowa           Iowa        above this level and all final hard surfacing
                                                     Renewable     Renewable      Renewable      Renewable     will be installed by Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Laydown Area                                                                              Southwest Iowa Renewable is responsible for all
                                                                                                                laydown/trailer areas required for ICM's
                                                                                                              construction with 6" base rock as specified by
                                                                                                             ICM.  ICM will maintain the laydown areas during
                                                     Southwest     Southwest      Southwest      Southwest    construction.  Southwest Iowa Renewable is
                                                      Iowa            Iowa          Iowa            Iowa      responsible for removal of rock base after
                                                     Renewable     Renewable      Renewable      Renewable             construction is completed.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                                   Sheet 5 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV
                                                                                                               0

                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis     Estimate        Design      Construction                      Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                Temporary Facilities                                                                            ICM will maintain the layout area for office
                                                                                                             trailers, parking and equipment storage/laydown
                                                                                                                  through construction.  ICM and/or its
                                                    Southwest    Southwest      Southwest        Southwest       subcontractors will furnish all ICM required
                                                     Iowa            Iowa          Iowa            Iowa        office trailers through the construction process.
                                                   Renewable &    Renewable &    Renewable & Renewable &    Southwest Iowa Renewable will furnish all
                                                     ICM             ICM            ICM            ICM             temporary utilities required by ICM.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Natural Gas Supply                ICM                                                       ICM will provide Southwest Iowa Renewable
                                                                                                              with the natural gas usage requirements for
                                                                                                               sizing of the natural gas supply for the
                                                                                                               ethanol plant. Southwest Iowa Renewable
                                                                                                                  will furnish Natural gas service
                                                                                                                supply to a location inside the battery
                                                                                                             limits specified by ICM in the general area of
                                                                                                           the regenerative thermal oxidizer. Southwest Iowa
                                                                 Southwest      Southwest      Southwest        Renewable will provide natural gas and the
                                                                     Iowa         Iowa           Iowa           required gas line from its header to any
                                                                 Renewable      Renewable      Renewable    future CO2 plant and the administration building.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
        Grain Receiving, Handling and Storage                                                                 ICM will provide grain usage requirements.
                                                                                                             Southwest Iowa Renewable is responsible for all
                                                                                                             grain receiving, handling, and storage up to
                                                                                                         the connection of the slurry blender feed screw. ICM
                                                                                                             will provide the hammer mills for installation
                                                                                                             by Southwest Iowa Renewable. Southwest Iowa
                                                                                                                Renewable will design and install the
                                                     Southwest   Southwest      Southwest      Southwest     electrical, controls, and instrumentation as
                                                     Iowa            Iowa            Iowa       Iowa          specified by ICM design basis for the grain
                                                     Renewable   Renewable      Renewable      Renewable       receiving, handling, and storage system.
S--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  WDG Handling                       ICM              ICM             ICM           ICM       ICM will provide and install the WDG handling
                                                                                                                system per ICM standard 110 MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                    Sheet 6 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV
                                                                                                               0

                   EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Description                    Design Basis    Estimate         Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   DDG Handling                      ICM            ICM            ICM              ICM       ICM will provide and install the DDG handling
                                                                                                            system per ICM standard 110 MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                    Grain Milling                                                  ICM                        ICM is responsible for the specification and
                                                     ICM            ICM                             ICM     purchase of the Hammer Mills for installation by
                                                                                                                       Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                Plant & Instrument Air               ICM            ICM            ICM              ICM     ICM is responsible for the compressors and
                                                                                                            piping for all plant and instrument air required
                                                                                                             for other elements of ICM's scope of work.
                                                                                                             Southwest Iowa Renewable will be responsible
                                                                                                            for any air requirements, including compressors,
                                                                                                              dryers and piping for all other elements of the
                                                                                                                work not covered in the ICM scope of work,
                                                                                                                    including any future CO2 plant.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              Cook Section/Liquefaction              ICM            ICM            ICM              ICM         ICM is responsible for all elements of the
                                                                                                                purchase, design and construction of these
                                                                                                                      systems. Per standard ICM 110 MMGPY
                                                                                                                                Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                 Fermentation Section                ICM            ICM            ICM              ICM         ICM is responsible for all elements of the
                                                                                                                purchase, design and construction of these
                                                                                                                      systems. Per standard ICM 110
                                                                                                                             MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
         Distillation/Evaporation Sections           ICM            ICM            ICM              ICM         ICM is responsible for all elements of the
                                                                                                                purchase, design and construction of these
                                                                                                                      systems.  Per standard ICM 110
                                                                                                                           MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
           Liquid/Solid Separation Section           ICM            ICM            ICM              ICM         ICM is responsible for all elements of the
                                                                                                                purchase, design and construction of these
                                                                                                                      systems.  Per standard ICM MMGPY
                                                                                                                                Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Evaporation Section                ICM            ICM            ICM               ICM        ICM is responsible for all elements of the
                                                                                                                purchase, design and construction of these
                                                                                                                   systems.  Per standard 110 Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                       Sheet 7 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV
                                                                                                               0

                   EXHIBIT A- Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Description                   Design Basis      Estimate        Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                Product Storage Section               ICM             ICM           ICM             ICM        ICM is responsible for all elements of the
                                                                                                                purchase, design and construction of this
                                                                                                                 systems, per standard ICM 110 MMGPY design.
                                                                                                             Tanks will be provided with gravel foundations.
                                                                                                              Cathodic protection is not included in base
                                                                                                             contract price. All secondary containment design
                                                                                                                 and installation including any required
                                                                                                                   bentonite or synthetic liners, and
                                                                                                                  riprap are part of the rough grading
                                                                                                                   scope by Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                Boiler/Steam Section                                                                                  Southwest Iowa Renewable Energy is
                                                                                                              responsible for the design and installation of
                                                                                                              the steam supply to the ethanol facility at ICM
                                                                                                             specified pressure, temperature, and quality, to
                                                 ICM/Southwest     Southwest      Southwest      Southwest   an ICM specified location on site. All chemicals
                                                     Iowa           Iowa           Iowa           Iowa         required are the responsibility of Southwest
                                                   Renewable       Renewable      Renewable      Renewable                    Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
          Process Building and Energy Center          ICM             ICM           ICM             ICM         ICM will design and construct the process
                                                                                                                building and energy center including all
                                                                                                                 associated interior equipment, piping,
                                                                                                                 foundations, miscellaneous mechanical
                                                                                                              equipment, and electrical (ISBL). Five steam
                                                                                                               tube dryers and two RTOs will be furnished.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              Cooling Tower/Water Section             ICM             ICM           ICM             ICM        1CM is responsible for all elements of the
                                                                                                                purchase, design and construction of this
                                                                                                                  system, Per standard ICM 110 MMGPY design.
                                                                                                                Tower chemicals are the responsibility of
                                                                                                                          Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                      Sheet 8 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                                                  110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV
                                                                                                               0
                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis    Estimate         Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
             Electrical/Power Substation             ICM                                                    Southwest Iowa Renewable is responsible for the
                                                                                                            main electrical substation to be located within
                                                                                                              500' of the process building, and metering of
                                                                                                            electrical power. ICM is responsible for the main
                                                                                                                 switchgear and providing three (3) 600 amp
                                                                                                                 feeds. Southwest Iowa Renewable is also
                                                                   Southwest     Southwest       Southwest       responsible for any contracts with the
                                                                     Iowa           Iowa           Iowa      electrical utilities regarding power equipment
                                                                   Renewable      Renewable      Renewable                     and/or usage
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Power Distribution                                                                        ICM is responsible for the primary distribution
                                                                                                             from the feed points at the main switchgear, and
                                                                                                            for all cables, switchgear, and transformers to
                                                                                                            provide power to the ethanol plant excluding any
                                                                                                               CO2 recovery. The Power Distribution is not
                                                                                                              included in the base contract price. ICM to
                                                                                                             complete the work and the costs will be billed
                                                                                                             back~to Southwest Iowa Renewable at cost plus
                                                                                                                15%. ICM will provide a transformer for the
                                                                                                             Admin. building and SIRE will be responsible for
                                                                                                                 the hook up to said transformer and for any
                                                   ICM/Southwes    Southwest      Southwest    Southwest        additional wiring required for the Admin.
                                                       Iowa          Iowa           Iowa         Iowa             building. Secondary voltage to Admin.
                                                     Renewable     Renewable      Renewable    Renewable             building will be 480 Vac.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
          Construction Power and utilities           ICM                                                          Southwest Iowa Renewable will be solely
                                                                                                             responsible for supplying and installing all
                                                                                                             required utilities needed for construction. ICM
                                                                                                             ill furnish specifications and locations of
                                                                                                             needed utilities to include electrical power,
                                                                                                       lighting, sewer, and natural gas. All utilities bills for
                                                                                                                  construction will be in Southwest Iowa
                                                                   Southwest      Southwest  Southwest      Renewable's name and billed direct to Southwest
                                                                      Iowa           Iowa       Iowa            Iowa Renewable Temporary power will be
                                                                   Renewable      Renewable  Renewable              installed during rough grading.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis    Estimate         Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
       600 v equipment within battery limits         ICM              ICM          ICM             ICM          ICM is responsible for the 600v equipment
                                                                                                             including cables, switchgear, MCC, panel boards,
                                                                                                               and transformers to provide electric power to
                                                                                                               the plant areas within the battery limits.
                                                                                                            The Admin building will be the responsibility of
                                                                                                        Southwest Iowa Renewable and/or it's subcontractors from
                                                                                                              the low side (600v) of the corresponding
                                                                                                                              transformer.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
            Instrumentation and controls             ICM              ICM          ICM             ICM       ICM is responsible for the instrumentation and
                                                                                                               controls within the battery limits including
                                                                                                            the DCS system and hardware. All office computers
                                                                                                             and networks are the responsibility of Southwest
                                                                                                                             Iowa Renewable
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                Facility Communications                                                                         Southwest Iowa Renewable will be responsible
                                                                                                             for the facility communications including the
                                                                                                                   telephone system and broadband Internet
                                                                                                              access. ICM will help coordinate quantity and
                                                                                                              locations for installations within the battery
                                                                                                            limits and any interface with plant equipment. Any
                                                                                                              required security systems, cameras, wiring, or
                                                                                                             monitors is the responsibility of Southwest Iowa
                                                     Southwest    Southwest       Southwest    Southwest        Renewable. Southwest Iowa Renewable must
                                                     Iowa            Iowa          Iowa          Iowa          provide a dedicated telephone service and
                                                     Renewable    Renewable       Renewable    Renewable   dedicated internet ISP at the server room in the
                                                                                                                        main Process Building.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                    Sheet 10 of 12

*THE PORTIONS OF THIS EXHIBIT WHICH ARE MARKED WITH AN ASTERISK HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY
 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV
                                                                                                               0
EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Description                    Design Basis     Estimate        Design     Construction                       Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
          Fire Detection and Alarm Systems.                                                                   Southwest Iowa Renewable is responsible for the
                                                                                                              diesel fire water pump station and heat and
                                                                                                                smoke detection in the MCC's per standard ICM
                                                                                                                design. Iowa is responsible for the design
                                                                                                               and installation of the Southwest fire water loop,
                                                                                                               valves, hydrants, monitors, deluge requirements,
                                                                                                             foam etc. required to meet the local fire marshal's
                                                     Southwest     Southwest      Southwest      Southwest     and ICM insurance requirements. This is not
                                                      Iowa           Iowa          Iowa            Iowa         included in ICM base contract price. Southwest Iowa
                                                     Renewable     Renewable      Renewable      Renewable      Renewable will contract with {CM to complete work
                                                                                                                           at cost plus *%.
                                                                                                                *THE PORTIONS OF THIS EXHIBIT WHICH ARE MARKED
                                                                                                                WITH AN ASTERISK HAVE BEEN OMITTED PURSUANT TO
                                                                                                                A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS
                                                                                                                BEEN FILED SEPARATELY WITH THE SECURITIES AND
                                                                                                                EXCHANGE COMMISSION.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                    Water Treatment                                                                              Southwest Iowa Renewable will provide and
                                                                                                               install water treatment equipment or RO system
                                                                                                              per standard ICM design. Any additional water
                                                     Southwest     Southwest      Southwest      Southwest    treatment equipment required will be designed
                                                      Iowa           Iowa          Iowa            Iowa      and installed by ICM at cost plus *% billable to
                                                     Renewable     Renewable      Renewable      Renewable               Southwest Iowa Renewable
                                                                                                             *THE PORTIONS OF THIS EXHIBIT WHICH ARE MARKED
                                                                                                             WITH AN ASTERISK HAVE BEEN OMITTED PURSUANT TO
                                                                                                             A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS
                                                                                                             BEEN FILED SEPARATELY WITH THE SECURITIES AND
                                                                                                             EXCHANGE COMMISSION.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              Chemical Injection Systems               ICM            ICM          ICM              IGM     ICM is responsible for all elements of the design
                                                                                                              and construction of these systems. Per standard
                                                                                                                    ICM 110 MMGPY design. Chemicals are the
                                                                                                                 responsibility of Southwest Iowa Renewable
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   CO2 Scrubber System                 ICM            ICM          ICM              ICM       ICM is responsible for the CO2 Scrubber. A tie-
                                                                                                             in point for the discharge of the CO2 stream to
                                                                                                              any future CO2 plant will be provided in the
                                                                                                              general area of the scrubber. Exact location of
                                                                                                            tie-in point to be specified by ICM. CO2 transfer
                                                                                                               blower from scrubber to CO2 plant, knock out
                                                                                                                 condenser, controls, purge scrubber, and
                                                                                                               associated piping is the responsibility of
                                                                                                                      Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                                   Sheet 11 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY
                                                                                                               Date
                                                                                                               06/09/06
                                                                                                               REV
                                                                                                               0
                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
-------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                    Design Basis     Estimate        Design      Construction                      Comments
-------------------------------------------------------------------------------------------------------------------------------------------------------------
         Emissions and discharge monitoring        Southwest      Southwest      Southwest      Southwest     Southwest Iowa Renewable Is responsible for
                      equipment                      Iowa           Iowa           Iowa           Iowa      providing and installing all required emissions
                                                   Renewable      Renewable      Renewable      Renewable         and discharge monitoring equipment.
-------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                  Sheet 12 of 12

SCOPE OF SERVICES                                                      EXHIBIT B

This is an exhibit attached to and made part of the engineering services agreement dated November 27, 2006 between: SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(CLIENT) and HGM ASSOCIATES INC. (CONSULTANT).

 Project Description: 110 MGY Ethanol Production Facility, Council Bluffs, Iowa
                      HGM Project #11315
                      Engineering Agreement -  Additional Services

The Basic Services to be provided by the CONSULTANT under this agreement are further described as follows:

 1. DESIGN  ELEMENTS
          A.  Geotechnical  Coordination
          B. Site Grading - Additional Work
          C. Roads
          D. Utilities
                  o Well and water mains
                  o Natural Gas
                  o Sanitary Sewer
                  o Process Sewer Outfall
                  o Fire Loop
          E.  Substation  Coordination
          F.  Landscape Plan
2.  CONSTRUCTION  ELEMENTS
          A.  Pre-construction  conference
          B. Construction staking
          C. Construction administration
          D. Full and part time resident project representative
          E. Compaction and material testing coordination
          F. Record drawings
          G. Site coordination
3.  ASSUMPTIONS

          A. ICM will provide the design of the process including mechanical, electrical, process equipment, buildings, foundations and
          instrumentation.
          B. ICM will provide all flow requirements for water, gas and sanitary sewer.
          C. ICM will provide for the design and installation of the electrical within the site.
          D. ICM will provide the locations of all underground and above ground utilities, pipe bridge support information and size of the underground utilities.
          E. Work items will be competitively bid.
          F. Owner will negotiate the agreements for utility service.
          G. Water will be supplied by wells located on the property. ICM will provide for the design and construction of the water treatment system for the process water.
          H. Owner will pay the cost of the test well and pumping.

SCOPE OF SERVICES                                        EXHIBIT B (continued)

          I. Domestic  sanitary sewage,  approximately 500 gallons per day, will be  discharged  directly to the County  sewer main  utilized by Bunge.
          Evaluation of treatment options is not part of this scope.
          J. A softener unit with disinfection will be installed for water treatment.
          K. ICM will provide for the design of electricity to the wells, pump station, water treatment system and wastewater treatment, if applicable.
          L. Gas will be provided by a local provider.
          M. ICM will provide electronic drawings in compatible AutoCAD format.
          N. Owner will pay for all permit fees.

4.   GENERAL:  The  following  items of work  shall  apply  to all  construction contracts:
          A. Work will be in accordance with the standard specifications for the
          Iowa Department of Transportation, where applicable.
          B. Bid documents will be sent to pre-selected contractors.
          C. The bid openings will be held in the HGM Council Bluffs Office.

5.   SITE GRADING
          A. Revise grading plan to incorporate lay down areas and adjustments by ICM.
          B. Evaluate  surfacing  options for lay down areas.
          C. Review options with Owner and 1CM.
          D. Prepare  change order for grading  contract.
          E. Finalize grading plans.

6.   LANDSCAPE PLAN
          A. Develop landscape options
          B. Prepare landscape plan
          C. Review plan with Owner
          D. Submit plans to City for review
          E. Finalize landscape plan

7.   PLANT ROADS: Design
          A. Meet with Owner and ICM to review paving requirements.
          B. Prepare plans and specifications.
          C. Review plans with Owner.
          D. Finalize bid documents.

8.   SITE UTILITIES: Water Wells and Raw Water Main
          A. Select well site and submit plan to IDNR.
          B. Request a well site investigation and address questions as needed.
          C. Select well site, solicit test well bids and receive well information. (HGM is attempting to utilize the well that Kreifels is using to qualify as a test well.)
          D. Prepare water allocation application for Owner signature.
          E. Prepare plans for the production wells.
          F. Receive connection point information for raw water main to fire storage tank.
          G. Select routing and prepare plan profile sheets.
          H. Review plans with Owner and ICM.

SCOPE OF SERVICES                                        EXHIBIT B (continued)

          I. Provide pump electrical requirements to ICM.
          J. Submit plans to IDNR with  schedules  for review.
          K. Finalize bid documents.

9.  WASTEWATER  TREATMENT  -- NOT  INCLUDED
          A. Evaluate wastewater treatment options.
          B. Prepare facility plan.
          C. Review facility plan with Owner.
          D. Submit facility plant to IDNR for review.
          E. Receive review comments and finalize facility plan.
          F. Prepare plans and specifications for proposed improvements.
          G. Review plans with owner and ICM.
          H. Provide electrical requirements to ICM, if applicable.
          I. Prepare operations permit application.
          J. Submit plans to IDNR with schedules for review.
          K. Finalize bid documents.

10.  OUTFALL SEWER - Non-Contact Process Water
          A. Receive  discharge  information from ICM including volume and water quality.
          B. Select route for outfall sewer and location for wet well.
          C. Size force main, wet well and pumps.
          D. Prepare discharge permit application.
          E. Prepare plan/profile and detail sheets for the sewer.
          F. Prepare plans for the wet well and pumps.
          G. Prepare application to Corps of Engineers for levee crossing.
          H. Provide pump electrical requirements to ICM.
          I. Review plans with Owner and ICM.
          J. Submit plans to IDNR with schedules for review.
          K. Finalize bid documents.

11.  DOMESTIC SANITARY SEWER COLLECTION

          A. Receive connection locations for sanitary sewer from ICM.
          B. Select routing for collection system.
          C. Prepare plan/profile and detail sheets.
          D. Review plans with Owner and ICM.
          E. Submit plans to IDNR with schedules for review.
          F. Finalize bid documents.

12.  POTABLE WATER SYSTEM
          A. Receive connection locations for potable water requirements from
          ICM.
          B. Collect water sample for analysis. Cost for analysis to be paid for by 1CM.
          C. Prepare recommendations for treatment.
          D. Select site for water treatment.
          E. Select routing for distribution system.

SCOPE OF SERVICES                                        EXHIBIT B (continued)

          F. Prepare plan/profile and detail sheets for water mains.
          G. Review plans with Owner and ICM.
          H. Prepare application for water operation permit.
          I. Submit plans to IDNR with schedules for review.
          J. Bidding.

13.  FIRE MAIN
          A. Receive insurance requirements and pump information from 1CM.
          B. Select route for fire main.
          C. Perform hydraulic analysis of system and size mains.
          D. Prepare plan/profile and detail sheets for system.
          E. Review plans with Owner and 1CM.
          F. Submit plans for review to the State Fire Marshal.
          G. Bidding.

14.  NATURAL GAS
          A. Receive load requirements from ICM.
          B. Select routes.
          C. Coordinate with gas supplier for connection
          D. Prepare plan/profile and detail sheets for system.
          E. Review plans with Owner and 1CM.
          F. Bidding.

 15. FEE SUMMARY
          A. Geotechnical Coordination......................Hourly
          B. Construction Staking...........................Hourly
          C. Construction Administration....................Hourly
          D. Plant Site Grading Revisions..................$10,000 Lump Sum
          E. Plant Road Design..............................$9,300 Lump Sum
          F. Water Well and Raw Water Main.................$16,600 Lump Sum
          G. Outfall Sewer.................................$20,800 Lump Sum
          H. Sanitary Sewer/ColIection/Lift Station....... $12,500 Lump Sum
          I. Potable Water System...........................$8,300 Lump Sum
          J. Fire Main......................................$6,400 Lump Sum
          K. Landscape Plan.................................$4,500 Lump Sum
          L. Natural Gas....................................$4,800 Lump Sum

                                                                       EXHIBIT C

                               RATE RANGE SCHEDULE

                          EFFECTIVE 10/01/05 - 12/15/06

Principal Engineer                            $ 144.00    -      175.00   /hour
Sr. Project Engineer/Project Manager            100.00    -      140.00   /hour
Sr. Project Architect/Project Manager            88.00    -      134.00   /hour
Structural Engineer                              62.00    -      126.00   /hour
Project Engineer                                 75.00    -      103.00   /hour
Architect                                        60.00    -       88.00   /hour
Senior Design Engineer                           72.00    -       95.00   /hour
Design Engineer                                  50.00    -       74.00   /hour
Land Surveyor                                    60.00    -      120.00   /hour
Engineering Technician 1                         65.00    -       80.00   /hour
Engineering Technician 2                         47.00    -       65.00   /hour
Engineering Technician 3                          38.00   -       52.00   /hour
1-Man Survey Crew with GPS Unit *                                128.00   /hour
2-Man Survey Crew *                              98.00    -      175.00   /hour
2-Man Survey Crew with GPS Unit *                153.00   -      240.00   /hour
3-Man Survey Crew *                             135.00    -      220.00   /hour
3-Man Survey Crew with GPS Unit *               190.00    -      280.00   /hour
Administrative Assistant                         35.00    -      58.00    /hour

* Survey crews are comprised of surveyors or  engineering  technicians at hourly rates specified and depending on project  complexity,  however,  2-man and 3-man crew rates are guaranteed to not exceedcrew ranges specified.

 This certifies that
                                       CERTIFICATE OF INSURANCE

                |X|  STATE FARM FIRE AND CASUALTY COMPANY, Bloomington, Illinois
                | |  STATE FARM GENERAL INSURANCE COMPANY, Bloomington, Illinois
                | |  STATE FARM FIRE AND CASUALTY COMPANY. Scarborough, Ontario
                | |  STATE FARM FLORIDA INSURANCE COMPANY, Winter Haven, Florida
                | |  STATE FARM LLOYDS, Dallas, Texas

insures the following policyholder for the coverages indicated below:
Policyholder               HGM ASSOCIATES INC
            --------------------------------------------------------------------
Address of policyholder    640 5th AVENUE PO BOX 919 COUNCIL BLUFFS, IOWA 51502
                       ---------------------------------------------------------
Location of operations     SAME
                       ---------------------------------------------------------
Description of operations
                          ------------------------------------------------------

The policies  listed below have been issued to the  policyholder  for the policy periods shown.  The insurance  described in these policies is subject to all the terms,  exclusions,  and conditions of those  policies.  The limits of liability shown may have been reduced by any paid claims.
-------------------------------------------------------------------------------------------------------------------------------
                                                          POLICY PERIOD
                                                   Effective Date; Expiration                  LIMITS OF LIABILITY
          POLICY NUMBER        TYPE OF INSURANCE                    Date                (at beginning of policy period)
-------------------------------------------------------------------------------------------------------------------------------
 9 5-BF-7772-8 F          Comprehensive Business     02-08-2006     02-08-2007                  BODILY INJURY AND
                          Liability                                                              PROPERTY DAMAGE
 This insurance includes:   |X|Products - Completed Operations
                            |X|Contractual Liability                       Each Occurrence          $1,000.000
                            |X|Personal Injury
                            |X|Advertising Injury                          General Aggregate        $2,000,000
                            |X|PROPERTY DAMAGE LEGAL LIAB $300,000
                            |X|MEDICAL PAYMENTS $5, 000                    Products - Completed     $2,000,000
                            |X|VALUABLE PAPERS $280, 000                   Operations Aggregate
-------------------------------------------------------------------------------------------------------------------------------
                                                          POLICY PERIOD              BODILY INJURY AND PROPERTY DAMAGE
                             EXCESS LIABILITY      Effective Date;  Expiration             (Combined Single Limit)
                                                                    Date
                                                  ---------------------------------
 95-BB-4119-2 F             Umbrella              02-08-2006         02-08-2007      Each Occurrence        $ 6,000,000
                            Other                                                    Aggregate              $ 6,000,000
-------------------------------------------------------------------------------------------------------------------------------
                                                          POLICY PERIOD           Part I- Workers Compensation - Statutory
                                                   Effective Date;  Expiration
                                                                    Date
                                                  ---------------------------------
 95-M0-1716-4 F            Workers' Compensation   02-08-2006         02-08-2007  Part II - Employers Liability
                           and Employers Liability                                Each Accident             $ 500,000
                                                                                  Disease - Each Employee   $ 500,000
                                                                                  Disease - Policy Limit    $ 500,000
-------------------------------------------------------------------------------------------------------------------------------
                                                          POLICY PERIOD                       LIMITS OF LIABILITY
         POLICY NUMBER     TYPE OF INSURANCE       Effective Date;  Expiration         (at beginning of policy period)
                                                                     Date
-------------------------------------------------------------------------------------------------------------------------------
 F00      0251 BOB 15       AUTOMOBILE               02-08-2006       02-08-2007          1 MM SINGLE LIMIT
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
THE  CERTIFICATE  OF  INSURANCE  IS NOT A  CONTRACT  OF  INSURANCE  AND  NEITHER
AFFIRMATIVELY NOR NEGATIVELY AMENDS,  EXTENDS OR ALTERS THE COVERAGE APPROVED BY
ANY POLICY DESCRIBED HEREIN.

                           Name and Address of Certificate Holder

              SOUTHWEST IOWA RENEWAL ENERGY
              PO BOX 220
              OAKLAND,I0WA 51560-0189

                    ------------------------------------------------------------
                    If any of the described  policies are canceled  before their expiration date, State Farm will by to mail a written notice to the certificate hoilder 30 days before  cancellation.  If however,  we fail to mail  such  notice,  no  obligation  or liability  will be  imposed  on State  Farm or its agents or representatives.
                    /s/ Ray Prichard
                    ---------------------------------------------------
                    Signature of Authorized Representative
                    Agent                               07/06/2006
                    ---------------------------------------------------
                    Title                               Date
                    Ray Pritchard
                    ---------------------------------------------------
                    Agent Name
                    Telephone Number  712-328-3076
                    ---------------------------------------------------
                    ------------------------------------------------------------
                                ------------------
                                Agent's Code Stamp
                                Agent Code 9643
                                AFO Code F182
                                ------------------